UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2007
Blackboard Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50784	52-2081178

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

1899 L Street, N.W., Washington, D.C.	20036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (202) 463-4860

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 13, 2007, Blackboard Inc. (the “Company”) issued a press release announcing its intention to offer, subject to market conditions and other factors, approximately $150.0 million aggregate principal amount of convertible senior notes due 2027. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated June 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC.

Date: June 13, 2007	By:	/s/ Matthew Small

Name: Matthew Small Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 13, 2007.